FIRST INVESTORS

FIRST INVESTORS
SPECIAL BOND FUND, INC.


SEMI-ANNUAL REPORT

JUNE 30, 1997

The following appears at the bottom left of the first page:

First Investors Logo
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK

LIF007



Portfolio Manager's Letter
FIRST INVESTORS SPECIAL BOND FUND, INC.

Dear Investor:

We are pleased to present the semi-annual report for First Investors Special Bond Fund, Inc. for the six months ended June 30, 1997. During the period, the Fund declared dividends from net investment income of 60 cents per share. For the same period, the Fund's return on a net asset value basis was 4.9% per share compared to a return of 5.9% for the average of all high yield funds as measured by Lipper Analytical Services, Inc.

The first half of 1997 ended with an ideal economy: sustained, moderate growth with little inflation. Early in the year it appeared that the economy might be growing too fast as gross domestic product expanded at a 4.9% annual rate during the first quarter. Concerned by the economy's strength, the Federal Reserve raised short-term interest rates in March for the first time in over two years as an "insurance policy" in case faster growth led to higher inflation. The Federal Reserve's action subsequently appeared to be unnecessary as the economy slowed down significantly in the second quarter and consumer price inflation in fact decelerated to an annual rate of less than 2.5%.

Although both the bond and stock markets suffered setbacks at times during the first six months of the year, the combination of moderate growth and low inflation ultimately provided a positive environment for investors. The markets were also buoyed by an agreement between the President and Congress to eliminate the Federal budget deficit over the next five years. Lastly, the markets benefited from substantial demand for both stocks and bonds throughout the first half of 1997.

Many of the circumstances that caused the high yield market and the Special Bond Fund to perform well in 1996 continued through the first half of 1997. These factors include buoyant capital markets and strong equity valuations, which in turn supported credit sensitive debt securities. Indeed, the total return from the junk bond market was 5.9%, according to the Credit Suisse First Boston Index, which compares with a 2.5% return on ten-year Treasury notes. This supportive background for financial markets stimulated demand for high yield bonds. Investors with varying objectives sensed profit potential and committed large amounts of money to junk bonds. The market therefore had a voracious appetite for bonds and readily absorbed a total of $57.6 billion in new issuance by the end of June.

High yield issuers have generally benefited from the benign economic environment. We have seen many companies carry out bold strategies for growth and operating improvement, aided by capital available at comparatively low cost. Financial flexibility afforded to companies is illustrated by the fact that the amount of extra yield earned on low rated (riskier) bonds continues to decline relative to their more highly rated peers. For example, according to Chase Securities, yields on B rated bonds have on average declined by .26% versus BB rated bonds. This is an obvious positive for companies coming into the market to borrow, as it bolsters precious corporate liquidity and has helped to fuel the record issuance. Consistent with this overall landscape, default rates have been low, amounting to .83% according to Merrill Lynch. None have occurred in the Special Bond Fund during this period.

The Fund was affected by its slightly higher than average quality distribution. Also, its duration, or maturity schedule, is slightly shorter than some of its competitors. This is meant to protect the Fund, and has succeeded at doing so, but in the circumstances of early 1997, it caused the Fund to lag slightly. One holding, Semi- Tech Corp., encountered some business volatility, from which it and its bonds have substantially recovered. This bond continues to offer attractive return potential. The Fund is reaping rewards from investments that have succeeded and redeploying cash into issuers which are at earlier stages in their business plans. This will have the effect of linking the Fund more closely to current market conditions.

Merger and acquisition activity has been brisk, as companies have combined to achieve stronger market positions and operating improvements. The Fund has participated selectively in several such transactions that we expect will lead to credit improvement that the market will applaud. Several portfolio holdings have appreciated when they have received significant equity investments or were involved in a stock for stock merger that directly improved their credit strength.

Aware that this positive environment can change, we remain watchful for corporate and industry developments that affect the credit direction of the Fund's holdings and the relative values within our market, as well as for investment opportunities.

Investors who buy bond funds--whether for income or total return--should be aware that the value of their investment fluctuates as interest rates change. For example, a 1% increase in yield on a ten-year Treasury bond results in roughly a 7% decrease in that bond's price. In each of the last five years, ten-year Treasury bond yields have moved more than 1%. In addition, the value of a fund can fluctuate based on changes in the credit quality of the bonds which it holds. In particular, high yield funds invest in lower-rated debt obligations which are more sensitive than higher-rated investments to adverse economic changes or individual corporate developments, and thus can be subject to a higher incidence of default. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

The outlook for the financial markets continues to be positive. The economy is growing moderately, inflation is subdued and the Federal Reserve is unlikely to tolerate unsustainably fast economic growth. Demand for financial assets is likely to remain strong both here and overseas. While the sizable recent returns in some markets are not likely to continue, the factors which might cause a sustained downturn are not readily apparent. Despite this optimistic outlook, investors should keep in mind that a diversified portfolio provides the best insurance against unexpected changes in the financial markets.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,


George V. Ganter
Vice President
  and Portfolio Manager

July 28, 1997



 Portfolio of Investments
 FIRST INVESTORS SPECIAL BOND FUND, INC.
 June 30, 1997
 --------------------------------------------------------------------------------------------------------------------
                                                                                                               Amount
                                                                                                             Invested
       Principal                                                                                             For Each
         Amount                                                                                            $10,000 of
       or Shares    Security                                                                       Value   Net Assets
 --------------------------------------------------------------------------------------------------------------------
                    CORPORATE BONDS--91.4%
                    Aerospace/Defense--.9%
         $  300M    Moog Inc., 10%, 2006                                                      $  316,500       $  89
 --------------------------------------------------------------------------------------------------------------------
                    Automotive--5.0%
            385M    Aftermarket Technology Corp., 12%, 2004                                      428,312         121
            500M    Collins & Aikman Products Co., 11 1/2%, 2006                                 565,000         159
            750M    Exide Corp., 10%, 2005                                                       785,625         221
 --------------------------------------------------------------------------------------------------------------------
                                                                                               1,778,937         501
 --------------------------------------------------------------------------------------------------------------------
                    Building Materials--4.3%
            500M    Falcon Building Products Corp., 9 1/2%, 2007 (Note 5)                        498,750         140
          1,000M    Interface, Inc., 9 1/2%, 2005                                              1,040,000         292
--------------------------------------------------------------------------------------------------------------------
                                                                                               1,538,750         432
 --------------------------------------------------------------------------------------------------------------------
                    Chemicals--3.9%
            475M    Harris Chemical North America, Inc., 10 3/4%, 2003                           480,938         135
            800M    Rexene Corp., 11 3/4%, 2004                                                  908,000         254
 --------------------------------------------------------------------------------------------------------------------
                                                                                               1,388,938         389
 --------------------------------------------------------------------------------------------------------------------
                    Consumer Non-Durables--3.2%
            700M    Hines Horticulture, Inc., 11 3/4%, 2005                                      735,000         206
            700M    Semi-Tech. Corp., 0%-11 1/2%, 2003                                           421,750         118
 --------------------------------------------------------------------------------------------------------------------
                                                                                               1,156,750         324
 --------------------------------------------------------------------------------------------------------------------
                    Containers--4.8%
            400M    Plastic Containers, Inc., 10%, 2006                                          416,000         117
            500M    Tekni-Plex, Inc., 11 1/4%, 2007                                              542,500         152
            700M    U.S. Can Corp., 10 1/8%, 2006                                                745,500         209
 --------------------------------------------------------------------------------------------------------------------
                                                                                               1,704,000         478
 --------------------------------------------------------------------------------------------------------------------
                    Electrical Equipment--3.9%
            725M    Essex Group, Inc., 10%, 2003                                                 761,250         214
            618M    Thermadyne Holdings Corp., 10 3/4%, 2003                                     637,313         179
 --------------------------------------------------------------------------------------------------------------------
                                                                                               1,398,563         393
 --------------------------------------------------------------------------------------------------------------------
                    Energy--6.6%
          1,000M    Clark R & M Holdings, Inc., 0%, 2000                                         762,500         214
            600M    Falcon Drilling Co., Inc., 9 3/4%, 2001                                      615,000         173
            900M    United Meridian Corp., 10 3/8%, 2005                                         981,000         276
 --------------------------------------------------------------------------------------------------------------------
                                                                                               2,358,500         663
 --------------------------------------------------------------------------------------------------------------------
                    Food/Beverage/Tobacco--5.3%
            250M    Doane Products Co., 10 5/8%, 2006                                            262,500          74
            750M    Keebler Corp., 10 3/4%, 2006                                                 834,375         234
            700M    TLC Beatrice International Holdings, Inc., 11 1/2%, 2005                     787,500         221
 --------------------------------------------------------------------------------------------------------------------
                                                                                               1,884,375         529
 --------------------------------------------------------------------------------------------------------------------
                    Gaming/Lodging--2.3%
            800M    Showboat, Inc., 9 1/4%, 2008                                                 818,000         230
 --------------------------------------------------------------------------------------------------------------------
                    Healthcare--7.9%
            870M    Abbey Healthcare Group, Inc., 9 1/2%, 2002                                   900,450         253
            900M    Integrated Health Services, Inc., 9 1/2%, 2007                               924,750         260
            900M    Tenet Healthcare Corp., 10 1/8%, 2005                                        981,000         276
 --------------------------------------------------------------------------------------------------------------------
                                                                                               2,806,200         789
 --------------------------------------------------------------------------------------------------------------------
                    Media/Cable Television--15.2%
          1,500M    Affiliated Newspaper Investments, Inc., 0%-13 1/4%, 2006                   1,350,000         379
            500M    Allbritton Communications Corp., 9 3/4%, 2007                                491,875         138
          1,000M    Bell Cablemedia PLC, 0%-11.95%, 2004                                         908,750         255
            500M    Sinclair Broadcasting Group, Inc., 9%, 2007                                  486,250         137
          1,400M    Videotron Holdings, PLC, 0%-11 1/8%, 2004                                  1,265,250         355
            900M    World Color Press, Inc., 9 1/8%, 2003                                        922,500         259
 --------------------------------------------------------------------------------------------------------------------
                                                                                               5,424,625       1,523
 --------------------------------------------------------------------------------------------------------------------
                    Mining/Metals--6.1%
            600M    Commonwealth Aluminum Corp., 10 3/4%, 2006                                   631,500         177
            800M    CSN Iron, SA, 9 1/8%, 2007 (Note 5)                                          786,000         221
            700M    Euramax International, PLC, 11 1/4%, 2006                                    752,500         211
 --------------------------------------------------------------------------------------------------------------------
                                                                                               2,170,000         609
 --------------------------------------------------------------------------------------------------------------------
                    Miscellaneous--7.2%
            900M    Kindercare Learning Centers, Inc., 9 1/2%, 2009                              874,125         246
            600M    Loomis Fargo & Co., 10%, 2004 (Note 5)                                       603,000         169
            550M    Pierce-Leahy Corp., 11 1/8%, 2006                                            607,750         171
            500M    Polymer Group, Inc., 9%, 2007 (Note 5)                                       491,955         138
 --------------------------------------------------------------------------------------------------------------------
                                                                                               2,576,830         724
 --------------------------------------------------------------------------------------------------------------------
                    Paper/Forest Products--4.0%
            500M    Container Corp., 11 1/4%, 2004                                               548,125         154
            900M    Fonda Group, Inc., 9 1/2%, 2007 (Note 5)                                     866,250         243
 --------------------------------------------------------------------------------------------------------------------
                                                                                               1,414,375         397
 --------------------------------------------------------------------------------------------------------------------
                    Telecommunications--8.2%
            850M    Brooks Fiber Properties, Inc., 10%, 2007 (Note 5)                            860,625         242
            600M    Comcast Cellular Corp., 9 1/2%, 2007 (Note 5)                                603,750         170
          1,100M    McCaw International, Ltd, 0%-13%, 2007 (Note 5)                              522,500         147
          1,000M    MFS Communications, Inc., 0%-9 3/8%, 2004                                    925,000         260
 --------------------------------------------------------------------------------------------------------------------
                                                                                               2,911,875         819
 --------------------------------------------------------------------------------------------------------------------
                    Transportation--2.6%
            900M    Eletson Holdings, Inc., 9 1/4%, 2003                                         913,500         257
 --------------------------------------------------------------------------------------------------------------------
                    Total Value of Corporate Bonds (cost $31,038,768)                         32,560,718       9,146
 --------------------------------------------------------------------------------------------------------------------
                    COMMON STOCKS--1.2%
                    Electrical Equipment--.1%
            684     Thermadyne Holdings Corp.                                                     21,546           6
 --------------------------------------------------------------------------------------------------------------------
                    Media/Cable Television--.7%
          1,500     Affiliated Newspaper Investments, Inc. - Class "B"                           172,500          48
          5,676     Echostar Communications Corp. - Class "A"                                     88,688          25
 --------------------------------------------------------------------------------------------------------------------
                                                                                                 261,188          73
 --------------------------------------------------------------------------------------------------------------------
                    Paper/Forest Products--.4%
         17,394     Gaylord Container Corp. - Class "A"                                          133,716          38
 --------------------------------------------------------------------------------------------------------------------
                    Total Value of Common Stocks (cost $73,375)                                  416,450         117
 --------------------------------------------------------------------------------------------------------------------
                    PREFERRED STOCKS--4.2%
                    Consumer Staples--1.1%
            338     Time Warner Inc., 10 1/4%, PIK, Series "M"                                   375,180         105
 --------------------------------------------------------------------------------------------------------------------
                    Financial Services--3.1%
         10,000     California Federal Bank, 10 5/8%, Series "B"                               1,115,000         313
 --------------------------------------------------------------------------------------------------------------------
                    Total Value of Preferred Stocks (cost $1,340,530)                          1,490,180         418
 --------------------------------------------------------------------------------------------------------------------
                    SHORT-TERM CORPORATE NOTES--4.2%
          1,500M    Archer-Daniel-Midland Co., 6.20%, 7/1/97 (cost $1,500,000)                 1,500,000         421
 --------------------------------------------------------------------------------------------------------------------
 Total Value of Investments (cost $33,952,673)                                101.0%          35,967,348      10,102
 Excess of Liabilities Over Other Assets                                       (1.0)            (363,958)       (102)
 --------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                   100.0%         $35,603,390     $10,000
 ====================================================================================================================
*Non-income producing

                                            See notes to financial statements



Statement of Assets and Liabilities
FIRST INVESTORS SPECIAL BOND FUND, INC.
June 30, 1997
------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (identified cost $33,952,673) (Note 1A)                $35,967,348
Cash                                                                                           426,314
Interest receivable                                                                            536,149
Investment securities sold                                                                     532,778
Other assets                                                                                     4,373
                                                                                          ------------
Total Assets                                                                                37,466,962

Liabilities
Payables:
    Investment securities purchased                                         $979,105
    Dividend payable                                                         839,524
    Capital stock redeemed                                                    12,000
Accrued advisory fee                                                          22,419
Accrued expenses                                                              10,524
                                                                            --------
Total Liabilities                                                                            1,863,572
                                                                                          ------------
Net Assets                                                                                 $35,603,390
                                                                                          ============
Net Assets Consist of:
Capital paid in                                                                            $52,297,871
Undistributed net investment income                                                          1,070,053
Accumulated net realized loss on investment transactions                                   (19,779,209)
Net unrealized appreciation in value of investments                                          2,014,675
                                                                                          ------------
Total                                                                                      $35,603,390
                                                                                          ============

Net Asset Value, Offering Price and Redemption Price Per Share
($35,603,390 divided by 2,789,549 shares outstanding),
25,000,000 shares authorized, $1.00 par value (Note 2)                                          $12.76
                                                                                          ============

                                            See notes to financial statements



Statement of Operations
FIRST INVESTORS SPECIAL BOND FUND, INC.
Six Months Ended June 30, 1997
-----------------------------------------------------------------------------------------------
Investment Income

Income:
  Interest                                                            $1,587,514
  Dividends                                                               71,007
  Consent fees and other income                                           25,750
                                                                    ------------

Total income                                                                         $1,684,271

Expenses (Notes 1 and 4):
  Advisory fee                                                           134,886
  Professional fees                                                       13,416
  Custodian fees                                                           3,220
  Reports and notices to shareholders                                        244
  Other expenses                                                           1,088
                                                                    ------------
Total expenses                                                           152,854
Less: Custodian fees paid indirectly                                      (2,148)
                                                                    ------------
Net expenses                                                                            150,706
                                                                                   ------------
Net investment income                                                                 1,533,565

Realized and Unrealized Gain (Loss) on Investments (Note 3):

Net realized gain on investments                                         383,428
Net unrealized depreciation of investments                              (192,177)
                                                                    ------------

Net gain on investments                                                                 191,251
                                                                                   ------------

Net Increase in Net Assets Resulting from Operations                                 $1,724,816
                                                                                   ============

                                            See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS SPECIAL BOND FUND, INC.

-------------------------------------------------------------------------------------------------------

                                                                    Six Months Ended         Year Ended
                                                                       June 30, 1997  December 31, 1996
-------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                                     $1,533,565         $3,371,184
Net realized gain (loss) on investments                                      383,428           (253,500)
Net unrealized appreciation (depreciation) of investments                   (192,177)         1,368,848
                                                                       -------------        -----------

Net increase in net assets resulting from operations                       1,724,816          4,486,532
                                                                       -------------        -----------


Dividends to shareholders from net investment income                      (1,692,983)        (2,988,275)
                                                                       -------------        -----------

Capital Share Transactions (a)
Proceeds from shares sold                                                     85,024            779,652
Value of dividends reinvested                                                853,459          2,988,275
Cost of shares redeemed                                                   (2,314,777)        (6,355,337)
                                                                       -------------        -----------

Net decrease in net assets resulting from share transactions              (1,376,294)        (2,587,410)
                                                                       -------------        -----------


Net decrease in net assets                                                (1,344,461)        (1,089,153)

Net Assets
Beginning of period                                                       36,947,851         38,037,004
                                                                       -------------        -----------

End of period (including undistributed net investment income of
  $1,070,053 and $1,229,471, respectively)                               $35,603,390        $36,947,851
                                                                       =============        ===========


(a) Capital Shares Issued and Redeemed
Sold                                                                           6,692             63,299
Issued for dividends reinvested                                               68,606            241,157
Redeemed                                                                    (182,571)          (516,532)
                                                                       -------------        -----------


Net decrease in capital shares                                              (107,273)          (212,076)
                                                                       =============        ===========

                                       See notes to financial statements



Notes to Financial Statements
FIRST INVESTORS SPECIAL BOND FUND, INC.

1. Significant Accounting Policies -- The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek high current income without undue risk to principal and secondarily to seek growth of capital.

A. Security Valuation -- Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Each security traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers and other available information in determining value. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At June 30, 1997, the Fund had capital loss carryovers of $20,162,637, of which $16,599,362 expires in 1998, $3,021,871 in 1999, $287,903 in 2003 and $253,501 in 2004.

C. Distributions to Shareholders -- Dividends to shareholders from net investment income are declared daily and paid quarterly. Distributions from net realized capital gains are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post October losses.

D. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Fund's custodian has provided credits in the amount of $2,148 against custodian charges based on the uninvested cash balances of the Fund.

2. Capital Stock -- Shares of the Fund are sold only through the purchase of annuity contracts issued by First Investors Life Variable Annuity Fund A.

3. Security Transactions -- For the six months ended June 30, 1997, purchases and sales of investment securities, other than United States Government obligations and short-term corporate notes, aggregated $11,048,705 and $11,232,750, respectively.

At June 30, 1997, the cost of investments for federal income tax purposes was $33,952,673. Accumulated net unrealized appreciation on investments was $2,014,675, consisting of $2,243,020 gross unrealized appreciation and $228,345 gross unrealized depreciation.

4. Advisory Fee and Other Transactions With Affiliates -- Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and its transfer agent, Administrative Data Management Corp. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or First Investors Corporation.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.

5. Rule 144A Securities -- Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At June 30, 1997, the Fund held eight 144A securities with an aggregate value of $5,232,830 representing 14.7% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. Concentration of Credit Risk -- The Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.



Independent Auditor's Report

To the Shareholders and Board of Directors of First Investors Special Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Special Bond Fund, Inc., including the portfolio of investments, as of June 30, 1997 and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended June 30, 1997 and the year ended December 31, 1996, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Special Bond Fund, Inc. as of June 30, 1997, and the results of its operations, changes in its net assets and financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                       Tait, Weller & Baker

Philadelphia, Pennsylvania
July 31, 1997




Financial Highlights
FIRST INVESTORS SPECIAL BOND FUND, INC.

The following table sets forth the operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                                                  --------------------------------------------------------
                                                                                  Year Ended December 31
                                                    1/1/97        --------------------------------------------------------
                                                        to
                                                   6/30/97           1996        1995        1994        1993        1992
                                                   --------       --------    --------    --------    --------    --------
Per Share Data
--------------
Net Asset Value, Beginning of Period                $12.75         $12.23      $11.03      $12.18      $11.38      $11.05
                                                   --------       --------    --------    --------    --------    --------

Income from Investment Operations:
 Net investment income                                 .56           1.17        1.20        1.09        1.14        1.27
 Net realized and unrealized
  gain (loss) on investments                           .05            .37        1.02       (1.22)        .86         .29
                                                   --------       --------    --------    --------    --------    --------

   Total from Investment Operations                    .61           1.54        2.22        (.13)       2.00        1.56
                                                   --------       --------    --------    --------    --------    --------

Less dividends from net investment income              .60           1.02        1.02        1.02        1.20        1.23
                                                   --------       --------    --------    --------    --------    --------

Net Asset Value, End of Period                      $12.76         $12.75      $12.23      $11.03      $12.18      $11.38
                                                   ========       ========    ========    ========    ========    ========

Total Return(%)+                                      4.90          13.10       20.76       (1.00)      18.15       14.56
----------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Period (in thousands)           $35,603        $36,948     $38,037     $36,725     $43,056     $44,116

Ratio to Average Net Assets:(%)
 Expenses                                              .85(a)         .86         .88         .87         .85         .88
 Net investment income                                8.53(a)        9.31       10.17        9.38        9.54       10.95

Portfolio Turnover Rate(%)                              32             29          45          54          79          65

 +  The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(a) Annualized

                                                            See notes to financial statements



FIRST INVESTORS SPECIAL BOND FUND, INC.

Directors
---------------------------------------

James J. Coy (Emeritus)

Roger L. Grayson

Glenn O. Head

Kathryn S. Head

Rex R. Reed

Herbert Rubinstein

Nancy S. Schaenen

James M. Srygley

John T. Sullivan

Robert F. Wentworth


Officers
---------------------------------------

Glenn O. Head
President

George V. Ganter
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Gregory R. Kingston
Assistant Treasurer

Mark S. Spencer
Assistant Treasurer


Shareholder Information
---------------------------------------

Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered.
Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.